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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Amendment No. 2 to Registration Statement on Form S-4 of URS Corporation of our report dated January 17, 2003 relating to the financial statements of URS Corporation, which appears in the Annual Report on Form 10-K for the year ended October 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

San Francisco, California
March 5, 2003